EXHIBIT 99.1

                       Robocom Systems International Inc.
                                511 Ocean Avenue
                           Massapequa, New York 11758


                                                              October 11, 2002


VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

     Re:  Robocom Systems International Inc.
          Quarterly Report on Form 10-QSB for
          the fiscal quarter ended August 31, 2002

Ladies and Gentlemen:

      Transmitted herewith is a written statement pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.


                                         Very truly yours,

                                         Robocom Systems International Inc.

                                         By:  /s/ Irwin Balaban
                                              --------------------------------
                                              Name: Irwin Balaban
                                              Title:   Chief Executive Officer